SEC File No. 333-61831
                                                          SEC File No. 333-68239

                            PILGRIM PRIME RATE TRUST

             Supplement dated January 31, 2000 to the Prospectus and
            Statement of Additional Information dated June 18, 1999

The following discussion of "Net Asset Value" is inserted into the Prospectus directly after the discussion of "Use of Proceeds" and replaces the discussion of "Net Asset Value" in the Statement of Additional Information.

                                 NET ASSET VALUE

The NAV per share of the Trust is determined once daily at 4:00 p.m. on each day the NYSE is open. NAV per share is determined by dividing the value of the Trust's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. In accordance with generally accepted accounting principles for investment companies, dividend income is accrued on the ex-dividend date. The NAV per share is made available for publication.

Senior Loans that are deemed to be liquid under standards approved by the Trust's Board of Trustees are normally valued on the basis of market quotations obtained from a pricing service or other sources believed to be reliable. They are valued at the mean between bid and asked quotations. Other Senior Loans are valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees. Fair value is determined by Pilgrim Investments and monitored by the Trust's Board of Trustees through its Valuation Committee. In valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar senior loans and the market environment and investor attitudes towards the senior loan and interests in similar senior loans; (v) the reputation and financial condition of the agent of the Senior Loan and any intermediate participants in the Senior Loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the Senior Loan. Senior Loans for which the period for interest rate resets is considered sufficiently short so that the interest rate risk is considered minimal may, in the absence of known credit impairment, be valued at cost or par.

Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE